Exhibit 99.1

INDUSTRIAL SERVICES OF AMERICA, INC.

STOCK PURCHASE AGREEMENT

This is a STOCK PURCHASE AGREEMENT (this “Agreement”), dated as of August 5, 2015 by and between Industrial Services of America, Inc., a Florida corporation (the “Company”), and Algar, Inc. (the “Consultant”).

Recitals

A.            The Company and the Consultant are parties to that Management Services Agreement dated as of December 1, 2013 (the “Management Agreement”) pursuant to which the Consultant provides the Company with day-to-day senior executive level operating management supervisory services.

B.            Under the Management Agreement, the Company is required to pay the Consultant a bonus in an amount equal to 10.0% of any year-over-year increase in the Company’s pre-tax income during the term of the Management Agreement. As of the date of this Agreement, the Company has $378,000 in accrued but unpaid bonus compensation (the “Accrued Bonus”) with respect to the bonus for the Company’s 2014 performance.

C.            The Company and the Consultant desire to reduce the Consultant’s Accrued Bonus by an amount equal to $188,999.10 by issuing common stock of the Company, par value $0.0033 per share (“Common Stock”) to the Consultant in lieu of cash.

D.            The Company desires to sell, and the Consultant desires to purchase, upon the terms and conditions stated in this Agreement, 50,670 shares of Common Stock (each, a “Share” and, collectively, the “Shares”) for a per share amount equal to the Market Value (defined below) of the Company’s Common Stock on August 5, 2015. For purposes of this Agreement, “Market Value,” as defined in Rule 5005(a)(22) of the Nasdaq Stock Market Rules, means the consolidated closing bid price per share on the Nasdaq Capital Market.

Agreement

NOW, THEREFORE, in consideration of the foregoing and the mutual benefits and covenants of the parties set forth in this Agreement, intending to be legally bound, the parties agree as follows:

ARTICLE I

PURCHASE AND SALE OF COMMON SHARES

1.1          Purchase and Sale of Shares. Subject to the satisfaction of the terms and conditions of this Agreement, the Consultant agrees to purchase, and the Company agrees to sell, the Shares on the Closing Date for aggregate consideration equal to $188,999.10, payable in the form of a reduction in the Accrued Bonus, which amount is equal to the aggregate Market Value of the Shares as of the date of this Agreement (the “Purchase Price”).

1.2          Closing. The closing of the purchase and sale of the Shares (the “Closing”) shall take place on August 5, 2015 (the “Closing Date”) at 5:00 p.m. at the offices of the Company, subject to satisfaction of the conditions to the Closing set forth in this Agreement.

1.3          Form of Payment. Subject to the satisfaction of the terms and conditions of this Agreement, at the Closing on the Closing Date: (i) the Accrued Bonus shall be reduced by an amount equal to the Purchase Price, and (ii) against a receipt therefor, the Company shall deliver to the Consultant a certificate for the Shares, duly executed on behalf of the Company.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE CONSULTANT

The Consultant hereby represents and warrants to the Company that:

2.1          Investment Purpose. The Consultant is acquiring the securities for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act of 1933, as amended (the “Securities Act”).

2.2          Accredited Investor Status. The Consultant is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D, as promulgated under the Securities Act. The Consultant acknowledges that it can bear the economic risk and complete loss of its investment in the Shares and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby.

2.3          Reliance on Exemptions. The Consultant understands that the Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Consultant’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Consultant set forth herein in order to determine the availability of such exemptions and the eligibility of the Consultant to acquire the Shares.

2.4          Information.  The Consultant has reviewed all documents by the Company filed with the Securities and Exchange Commission since the date of the Management Agreement. Through its relationship with the Company, the Consultant has been furnished with all other materials relating to the business, finances and operations of the Company and other information the Consultant deemed material to making an informed investment decision regarding its purchase of the Shares. The Consultant has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Shares.

2.5          Restrictions on Transferability.  The Consultant understands that because the Shares have not have been registered under the Securities Act, the Consultant cannot pledge, hypothecate, donate, sell, assign, transfer or otherwise dispose of any or all of the Shares unless they are subsequently registered under the Securities Act or exemptions from registration are available. The Consultant acknowledges and understands that it has no registration rights. By reason of these restrictions, the Consultant understands that it may be required to hold the Shares for an indefinite period of time. The Consultant understands that each certificate or other instrument representing the Shares will bear appropriate state “blue sky” legends and a legend substantially as follows:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER EITHER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR APPLICABLE STATE SECURITIES LAWS (THE “STATE ACTS”), AND SHALL NOT BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED,

DONATED OR OTHERWISE TRANSFERRED (WHETHER OR NOT FOR CONSIDERATION) BY THE HOLDER EXCEPT BY REGISTRATION OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UPON THE ISSUANCE TO THE COMPANY OF A FAVORABLE OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE 1933 ACT AND THE STATE ACTS.”

2.6          No General Solicitation. The Consultant did not learn of the investment in the Shares as a result of any general solicitation or general advertising.

2.7          No Disqualification Events. The Consultant is not subject to any of the “bad actor” disqualifications described in Securities Act Rule 506(d) (l)(i) to (viii) (each, a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Consultant has exercised reasonable care to determine whether the Consultant is subject to a Disqualification Event. The purchase of the Shares by the Consultant will not subject the Company to any Disqualification Event.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to the Consultant that:

3.1          Authority and Approval of Agreement. The execution and delivery by the Company of this Agreement and the performance by the Company of all of its obligations hereunder, including the issuance of the Shares, have been duly and validly authorized and approved by the Company and its board of directors (or a duly authorized committee thereof) pursuant to all applicable laws and no other corporate action on the part of the Company, its board of directors, stockholders or any other person is necessary or required by the Company to execute this Agreement, perform all of the Company’s obligations hereunder, or to issue the Shares.

3.2          Issuance of Shares. The Shares are duly authorized and, upon issuance in accordance with the terms hereof, shall be duly issued, fully paid and non-assessable, and free from all encumbrances (other than restrictions imposed by federal and state securities laws) with respect to the issue thereof, and will be issued in compliance with all applicable United States federal and state securities laws. Assuming the accuracy of the representations and warranties of the Consultant set forth in Article II above, the offer and sale to the Consultant by the Company of the Shares is exempt from: (i) the registration and prospectus delivery requirements of the Securities Act; and (ii) the registration and/or qualification provisions of all applicable state and provincial securities and “blue sky” laws.

3.3          No Other Representations. The Consultant acknowledges and agrees that the Company makes no representations or warranties whatsoever, express or implied, except for those specifically set forth in this Article III.

ARTICLE IV

CONDITIONS PRECEDENT TO THE COMPANY’S OBLIGATIONS TO SELL

The obligation of the Company hereunder to issue and sell the Shares to the Consultant at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions,

provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion:

4.1          The representations and warranties of the Consultant shall be true and correct as of the date when made and as of the Closing Date as though made at that time.

4.2          The Consultant shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Consultant at or before the Closing Date.

ARTICLE V

CONDITIONS PRECEDENT TO THE CONSULTANT’S OBLIGATIONS TO PURCHASE

The obligation of the Consultant hereunder to purchase the Shares at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions (which conditions shall be deemed satisfied upon the occurrence of the Closing), provided that these conditions are for the Consultant’s sole benefit and may be waived by the Consultant at any time in his sole discretion:

5.1          The representations and warranties of the Company shall be true and as of the date when made and as of the Closing Date as though made at that time.

5.2          The Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or before the Closing Date.

ARTICLE VI

MISCELLANEOUS

6.1          Binding Effect. This Agreement inures to the benefit of and is binding upon the parties hereto and their respective successors, legal representatives and permitted assigns.

6.2          Headings. The headings used in this Agreement have been included for ease of reference, and may not be considered in the interpretation or construction of this Agreement.

6.3          Governing Law. The laws of the Commonwealth of Kentucky govern the validity, construction, interpretation, and enforcement of this Agreement, without regard to or application of its conflict-of-law principles.

6.4          Notices. Any notice required or permitted to be given under this Agreement is sufficient if in writing and either delivered in person or sent by first class certified mail, postage prepaid and return receipt requested, if to the Company, at the Company’s principal place of business, and if to the Consultant, at the Consultant’s address as shown on the Company’s records from time to time, or to such other address or addresses as either party designates in writing to the other party hereto.

6.5          Pronouns and Number. Wherever from the context it appears appropriate, each term stated in either the singular or the plural includes the singular and the plural, and pronouns stated in either the masculine, feminine, or neuter gender include the masculine, feminine, and neuter gender.

6.6          Counterparts. This Agreement may be executed in any number of counterparts, each of which is deemed an original but all of which constitute one and the same instrument. This Agreement may be executed and delivered by PDF, facsimile, or other electronic transmission.

6.7          Entire Agreement; Modifications. This Agreement and the Management Agreement, each as amended from time to time, constitute the entire and final expression of the agreement of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements, oral and written, between the parties hereto with respect to the subject matter hereof and thereof, which prior agreements are null and void. This Agreement may be modified or amended only by an instrument in writing signed by the Company and the Consultant.

6.8          Severability. The provisions of this Agreement are severable, and, if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions of this Agreement and any partially unenforceable provision of this Agreement, to the extent enforceable in any jurisdiction, will nevertheless be binding and enforceable hereunder. If any provision of this Agreement is invalid in part or in whole, it will be deemed to have been amended, whether as to time, area covered or otherwise, as and to the extent required for its validity under applicable law and, as so amended, will be enforceable.

6.9          Waiver. Failure to insist upon strict compliance with any of the terms, covenants, or conditions hereof may not be deemed a waiver of such term, covenant, or condition, nor does any waiver or relinquishment of any right or power hereunder constitute a waiver or relinquishment of such right or power at any other time(s).

6.10        Restrictions Imposed by Law. Notwithstanding any other provision of this Agreement, the Consultant agrees that the Company is not obligated to deliver any Shares if counsel to the Company determines that such exercise, delivery, or payment would violate any law or regulation of any governmental authority or any agreement between the Company and any national securities exchange upon which the Common Stock is listed or by which the Company is bound. In the event of a failure to deliver any of the Shares due to this provision, the Company agrees to provide to the Consultant a replacement of similar value.

[SIGNATURES ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, the Company and the Consultant have duly executed and delivered this Agreement as of the day and year first above written.

INDUSTRIAL SERVICES OF AMERICA, INC.

By:	/s/ Orson Oliver
Name:	Orson Oliver
Title:	Chairman and Interim Chief Executive Officer

ALGAR, INC.

By:	/s/ Sean Garber
Name:	Sean Garber
Title:	Chief Executive Officer

[Signature page to Stock Purchase Agreement]